                                                                  EXHIBIT 10(H.)



                       FIRST AMENDMENT TO SECOND AMENDED,
                      RESTATED AND MODIFIED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED, RESTATED AND MODIFIED LOAN AGREEMENT (this "Amendment") dated as of September 6, 2001, is entered into by and among GENESCO INC. (the "Borrower"), the Banks and financial institutions on the signature pages hereto and BANK OF AMERICA, N.A., as Agent for the Banks (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement (as defined below).

                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks and the Agent are parties to that Second Amended, Restated and Modified Loan Agreement dated as of July 16, 2001 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement");

         WHEREAS, the Borrower, the Majority Banks and the Agent have agreed to deliver and execute this Amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. The definition of "Consolidated Adjusted Debt" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

                  "Consolidated Adjusted Debt" means, at any time, the sum of
         (i) Consolidated Indebtedness and (ii) the product of Consolidated Total Operating Lease Expense multiplied by 6.0.

         B. Section 7.5(c) of the Loan Agreement is hereby amended by replacing clause (i) therein with the following:

                  (i) Consolidated Adjusted Debt to

         C.       The Borrower hereby represents and warrants that:

                  (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws

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         affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (iv) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Amendment; and

                  (v) No Default or Event of Default currently exists and is continuing under the Loan Agreement or any of the Loan Documents simultaneously with the execution of this Amendment.

         D. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Amendment.

         E. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

         F. The effectiveness of this Amendment is subject to receipt by the Agent of copies of this Amendment duly executed by the Borrower and the Majority Banks.

         G. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         H. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         I. This Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:
                                      GENESCO INC.,
                                      a Tennessee corporation


                                      By       /s/ Matthew N. Johnson
                                        ----------------------------------------

                                      Title    Treasurer
                                           -------------------------------------

BANKS:

                                      BANK OF AMERICA, N.A.,
                                      individually in its capacity as a
                                      Bank and in its capacity as Agent


                                      By       /s/ Timothy H. Spanos
                                        ---------------------------------------

                                      Title    Managing Director
                                           ------------------------------------

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                                      FIFTH THIRD BANK


                                       By       /s/ Megan S. Heisel
                                         --------------------------------------

                                       Title    Corporate Banking Officer
                                            -----------------------------------

                                       FLEET NATIONAL BANK


                                      By       /s/ Thomas J. Bullard
                                        ---------------------------------------

                                      Title    Director
                                           ------------------------------------

                                       THE CHASE MANHATTAN BANK


                                      By       /s/ Thomas H. Bell
                                        ---------------------------------------

                                      Title    Vice President
                                           ------------------------------------

                                      BANK ONE, NA


                                      By       /s/ Catherine A. Muszynski
                                        ---------------------------------------

                                      Title    Vice President
                                           ------------------------------------